                                                     Registration No. 333-01933

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933


                    NEW ENGLAND INVESTMENT COMPANIES, L.P.
              --------------------------------------------------
              (Exact name of issuer as specified in its charter)

            DELAWARE                                          13-3405992
  -------------------------------                       ----------------------
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                       Identification Number)

399 Boylston Street
Boston, Massachusetts 02116                                      02116
----------------------------------------                     ------------
(Address of Principal Executive offices)                      (Zip Code)

                          1993 EQUITY INCENTIVE PLAN
                         ----------------------------
                           (Full title of the plan)

                     EDWARD N. WADSWORTH, GENERAL COUNSEL
                    NEW ENGLAND INVESTMENT COMPANIES, L.P.
                              399 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-3500

-------------------------------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

     New England Investment Companies, L.P. (the "Registrant") hereby withdraws from registration under this Registration Statement 1,747,499 units of limited partnership units ("LP Units") of the Registrant registered hereunder which have not been issued pursuant to the 1993 Equity Incentive Plan. These LP Units have been included in the Registrant's Registration Statement on Form S-3 (Registration No. 333-43407).



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

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on this 28th day of January, 1998.

                                   NEW ENGLAND INVESTMENT COMPANIES, L.P.

                                   By: NEW ENGLAND INVESTMENT COMPANIES, INC.,
                                       its General Partner


                                   By: /s/ Edward N. Wadsworth
                                       ---------------------------------
                                       Edward N. Wadsworth,
                                       Executive Vice President


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